RockTenn

Executing Our Strategy, Delivering Exceptional Value


RockTenn
Coated White Top Liner

Jefferies 2013 Global Industrials Conference
August 15, 2013

Cautionary Statement Regarding Forward-Looking Information

Statements in this presentation that do not relate strictly to historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that give guidance for future periods, including, but not limited to the slides entitled "EBITDA Margin Trends – RKT Closing the Gap", "Strong Cash Flow Returns" and "Executing Our Strategy, Delivering Exceptional Value". Forward-looking statements are based on our current expectations, beliefs, plans or forecasts and use words in this presentation such as will, estimate, trending, or refer to future time periods. You should not place undue reliance on any forward-looking statements as such statements involve risks, uncertainties, assumptions and other factors that could cause actual results to differ materially, including the following: our belief that the corrugated industry fundamentals are improving, our ability to integrate Smurfit-Stone or to achieve benefits from the Smurfit-Stone acquisition, including, without limitation, synergies, performance improvements and successful implementation of capital projects; expected cash flow; expected price realization; expected levels of depreciation and amortization, corporate expenses, interest expense, income tax rates, federal NOLs, Black Liquor and AMT tax credits, pension expense and contributions, capital expenditures, commodity costs, maintenance outages, containerboard inventory builds; the level of demand for our products; economic downtime; our ability to successfully identify and make performance improvements; anticipated returns on our capital investments; possible increases in energy, raw materials, shipping and capital equipment costs; any reduction in the supply of raw materials; fluctuations in selling prices and volumes; intense competition; the potential loss of certain customers; adverse changes in general market and industry conditions and other risks, uncertainties and factors discussed in Item 1A "Risk Factors" and under the caption "Business — Forward-Looking Information" in our 2012 Annual Report on Form 10-K and by similar disclosures in any of our subsequent SEC filings. The information contained herein speaks as of the date hereof and we do not have or undertake any obligation to update such information as future events unfold.

Disclaimer and Use of Non-GAAP Financial Measures and Reconciliations

We may from time to time be in possession of certain information regarding RockTenn that applicable law would not require us to disclose to the public in the ordinary course of business, but would require us to disclose if we were engaged in the purchase or sale of our securities. This presentation shall not be considered to be part of any solicitation of an offer to buy or sell RockTenn securities. This presentation also may not include all of the information regarding RockTenn that you may need to make an investment decision regarding RockTenn securities. Any such investment decision should be made on the basis of the overall mix of information regarding RockTenn that is publicly available as of the date of such decision.

We have included financial measures that are not prepared in accordance with accounting principles generally accepted in the United States ("GAAP"). The non-GAAP financial measures presented are not intended to be a substitute for GAAP financial measures, and any analysis of non-GAAP financial measures should be used only in conjunction with results presented in accordance with GAAP and the reconciliations of non-GAAP financial measures to GAAP financial measures included in the Appendix to this presentation.

Who We Are – RockTenn

Overview	♦ One of North America's leading integrated manufacturers of corrugated and consumer packaging
Net Sales	♦ $9.4 billion (LTM 3Q FY2013)
Employees	♦ 26,000
Production	♦ 9.3 million tons of mill capacity ♦ 100 billion square feet of converting production ♦ Approximately 60% integrated
Locations	♦ 205 operating facilities, primarily in North America


LTM 3Q FY2013
Net Sales: $9.4 billion
Consumer Packaging & Recycling 32%
Corrugated Packaging 68%


LTM 3Q FY2013
Segment Income: $866 million
Consumer Packaging & Recycling 36%
Corrugated Packaging 64%


SweetWater


Special K
Chips


Puffs

RockTenn's Core Business Principles

RockTenn will be the most respected company in our business by:

- Providing superior paperboard, packaging and marketing solutions for consumer products companies at very low costs
- Investing for competitive advantage
- Maximizing the efficiency of our manufacturing processes by optimizing economies of scale
- Systematically improving processes and reducing costs throughout the company
- Seeking acquisitions that can dramatically improve the business

A Healthy Containerboard Industry



Containerboard Inventories (Tons) and Linerboard Price
Inventories (Tons)
Linerboard Price
Inventories (Million Tons)
Linerboard Price ($ / Ton)

Source: AF&PA, RISI



Operating Rate % - Linerboard & Corrugated Medium
Linerboard
Medium
Percentage

Source: AF&PA



Box Shipments vs. Exports
Box Ships
Exports
Box Ships (Billion Square Feet)
Exports (Million Short Tons)

Source: AF&PA, FBA



OCC and Wood $/Ton
OCC Price
Wood Price
OCC Price ($ / Ton)
Wood Price ($ / Ton)

OCC Source: RISI; Wood Source: Pro-Forma RKT-Smurfit Actual Cost

Corrugated Packaging End Markets

Corrugated Containers [1]

- RockTenn packaging end markets consist of over 88% of sales for the food and beverage and consumer non-durables segments
- Accounts are distributed 45% national customers and 55% regional and local customers



Graphics 3%
Pharmaceutical 2%
All Other 5%
Durable 7%
Other Food/Beverage 27%
Produce 6%
Protein 6%
Pizza 9%
Paper Goods 20%
Consumer Non-Durable 15%

(1) Sales by end use based on management estimates

Containerboard Shipments LTM 3Q FY2013



Middle East 19%
Europe 16%
Latin America 54%
Asia 11%
Export 12%
Domestic 18%
Internal 70%

Note: internal includes trade shipments

Virgin Containerboard Mills – Economically Irreplaceable

5,858K Tons of Capacity	
Liner	3,192
White Top & SBL	1,184
Medium [(1)]	1,190
Pulp	292



La Tuque, QC
White Top Linerboard
SBL
Capacity: 476K tons
Coshocton, OH
Semi-Chemical Medium
Capacity: 305K tons
West Point, VA
White Top Linerboard
Recycled Medium
Capacity: 891K tons
Stevenson, AL
Semi-Chemical Medium
Capacity: 885K tons
Hopewell, VA
Kraft Linerboard
Capacity: 443K tons
Hodge, LA
Kraft Linerboard
Capacity: 800K tons
Florence, SC
Kraft Linerboard
Capacity: 683K tons
Fernandina Beach, FL
Kraft Linerboard
Capacity: 930K tons
Panama City, FL
Kraft Linerboard
Fluff Pulp
Capacity: 628K tons

(1) Excludes 183K tons of recycled medium capacity at West Point, VA mill

Recycled Containerboard Mills – Highly Flexible

1,953K Tons of Capacity	
Liner	935
Medium (1)	1,018



St. Paul, MN
Recycled Medium
Capacity: 200K tons
Solvay, NY
Recycled Linerboard & Medium
Capacity: 805K tons
Uncasville, CT
Recycled Medium
Capacity: 165K tons
Seminole, FL
Recycled Linerboard & Medium
Capacity: 600K tons

(1) Includes 183K tons of recycled medium capacity at West Point, VA mill

EBITDA Margin Trends – RKT Closing the Gap



Margin Gap Closing
22.0%
20.0%
18.0%
16.0%
14.0%
12.0%
10.0%
EBITDA %
IP
PKG
RKT
810 bps
690 bps
530 bps
250 bps
RKT Management Estimate ~20%

Based on RKT's fiscal year

	3Q FY2012	4Q FY2012	1Q FY2013	2Q FY2013	3Q FY2013	4Q FY2013 (4)
RKT – Corrugated Packaging(1)	11.3%	13.7%	15.4%	13.4%	17.3%	~20%
IP NA Industrial Packaging(2)	19.4%	19.3%	19.6%	19.2%	22.6%	
Packaging Corp. of America(3)	18.2%	18.9%	19.7%	19.9%	19.8%	

(1) See Use of Non-GAAP Financial Measures and Reconciliations in the Appendix
(2) As reported in IP's Reconciliation of Non-GAAP Financial Measures
(3) PKG EBITDA Margins calculated as (Operating Income + Adjustments for Special Items + Deprecation & Amortization) / Net Sales
(4) RockTenn Management Estimate

Actions that are Improving Corrugated Packaging Results

Customers	♦ Customer satisfaction – through no-fail quality basics, innovation, value-added products, customer service and on-time delivery ♦ Sales and Commercial Excellence
People	♦ Strong RockTenn leadership team – intensely focused on delivering results ♦ Culture – significant progress on one RockTenn Culture ♦ People – building stronger technical, engineering and operating teams
Operations	♦ Box plants – improvement through closures, focus on no-fail basics, systems and investment to improve quality and reduce costs ♦ Mills – improved execution of outages and capital projects; investment to improve reliability, quality and reduce costs ♦ Supply chain – improved execution to better match production with market requirements

Consumer Packaging

RockTenn operates a network of folding carton plants, recycled and SBS paperboard mills, specialty paperboard products and merchandising displays. **Beyond extensive manufacturing capabilities, we provide a wide breadth of services centered on creating value.**

Rankings	♦ 2nd largest North American producer of 100% coated recycled paperboard ♦ 2nd largest North American producer of folding cartons ♦ Largest North American producer of merchandising displays ♦ Largest producer of solid fiber partitions
Net Sales	♦ $2.5 billion (LTM 3Q FY2013)
Employees	♦ 8,800+
Locations	♦ North America (U.S., Canada, Mexico), Chile, Argentina
Facilities	♦ 5 coated recycled paperboard mills ♦ 1 virgin solid bleached sulphate and bleached market pulp mill ♦ 5 uncoated recycled boxboard mills (including 1 gypsum mill) ♦ 20 folding carton plants ♦ 15 solid fiber partition plants ♦ 19 merchandising display and assembly plants
Products	♦ 100% coated and uncoated recycled boxboard (CRB/URB) ♦ Solid bleached sulphate paperboard (SBS) ♦ Southern bleached softwood kraft market pulp (SBSK) ♦ Folding cartons ♦ Temporary and permanent merchandising displays ♦ Solid fiber partitions
Certifications	♦ All wholly owned North American plants and mills are certified to the SFI® Fiber Sourcing standard and Triple Chain-of-Custody (SFI, FSC and PEFC) certified


NEW
Crest
3D WHITE


Puffs





RockTenn Folding Carton
>90% Food and Consumer Staples



Other Non-foods
5%
Beverages & Other
Foods
11%
Household Goods
6%
Paper Products & Office
Supplies
6%
Cereals & Other Dry
Foods
11%
Health & Beauty
11%
Cookies, Crackers &
Snacks
16%
Frozen Foods
10%
Dairy, Ice Cream &
Frozen Novelty
8%
Quick-serve & Take-out
16%

Source: Management Estimates

Low Cost Consumer Packaging Mills

1,484K Tons of Capacity	
CRB	640
URB	291
Bleached Paperboard	350
Gypsum Liner	103
Market Pulp (SBSK)	100


St. Paul, MN
Coated Recycled Board
Capacity: 165K tons
Battle Creek, MI
Coated Recycled Board
Capacity: 160K tons
Missisquoi, VT
Coated Recycled Board
Capacity: 110K tons
Stroudsburg, PA
Coated Recycled Board
Capacity: 80K tons
Lynchburg, VA
Gypsum Liner
Capacity: 103K tons
Aurora, IL
Uncoated Recycled Board
Capacity: 32K tons
Eaton, IN
Uncoated Recycled Board
Capacity: 64K tons
Cincinnati, OH
Uncoated Recycled Board
Capacity: 55K tons
Chattanooga, TN
Uncoated Recycled Board
Capacity: 140K tons
Dallas, TX
Coated Recycled Board
Capacity: 125K tons
Demopolis, AL
Bleached Paperboard
Market Pulp (SBSK)
Capacity: 450K tons

Paperboard Pricing Trends

Monthly Index Pricing



$/ton
1,200
1,150
1,100
1,050
1,000
950
900
850
800
750
700
650
600
550
500
450
Q1'08 Q2'08 Q3'08 Q4'08 Q1'09 Q2'09 Q3'09 Q4'09 Q1'10 Q2'10 Q3'10 Q4'10 Q1'11 Q2'11 Q3'11 Q4'11 Q1'12 Q2'12 Q3'12 Q4'12 Q1'13 Q2'13 Jul-13
$1,130 SBS
$1,075 CUK
$940 Fluff Pulp
$940 White Top
$915 CRB
$910 Market Pulp
$740 Liner
$710 Medium
$665 URB

Source: RISI. Data is based on calendar year

RKT Paperboard Grades by Volume



Fluff/Market Pulp 392
URB* 394
Bleached Board 481
CRB 640
Containerboard Recy. 1,953
Containerboard Vrg. 5,435
0
1,000
2,000
3,000
4,000
5,000
6,000
Thousands of tons

* URB includes the production capacity of a paperboard machine that manufactures gypsum paperboard liner owned by the Seven Hills joint venture

PPW Transactional Published Price Data

Substrate	Jul-13	Change since Jul-12
Liner	$740	+$100
Medium	$710	+$100
White Top	$940	+$100
Market Pulp	$910	+$70
CUK	$1,075	+$45
CRB	$915	+$15
Fluff Pulp	$940	-
SBS	$1,130	($5)
URB	$665	($5)

- Improvement in Domestic and Export market pricing
  - Currently implementing a price increase in containerboard, boxes and sheets

Strong Cash Flow Returns

Fiscal Year Ended	Sep-03	Sep-04	Sep-05	Sep-06	Sep-07	Sep-08	Sep-09	Sep-10	Sep-11	Sep-12	Sep-13 Forecast(2)
FCF Yield(1)	12.0%	21.4%	15.9%	20.5%	20.2%	15.1%	21.1%	14.2%	12.9%	15.1%	15.9%
Free Cash Flow(1)	$ 64	$ 109	$ 89	$ 113	$ 151	$ 166	$ 322	$ 260	$ 250	$ 518	$ 812

(1) Cash Generated for Net Debt Repayment, Dividends, Acquisitions/Investments and Pension Contributions in Excess of Expense. See Use of Non-GAAP Financial Measures and Reconciliations in the Appendix

(2) Based on the mid-point of guidance provided on RockTenn's 3Q FY2013 earnings conference call of $11.00 to $11.25 in cash flow per share in FY2013 times approximately 73 million shares in FY2013, and beginning market value of equity at 9/30/2012 of $5.1 billion

RockTenn's Strong Financial Position

6/30/13 Capitalization ($ in millions)	
Cash	$42
Outstanding Debt [1]	$3,033
Shareholders' Equity	$3,946
Total Capitalization	**$6,979**

Rating Agency	Corporate Credit Rating
S&P	BBB- Positive
Moody's	Ba1 Positive

Floating / Fixed Debt Mix	52% / 48%
Available Liquidity	$1.5 billion
Leverage Ratio	2.29x
LTM Credit Agreement EBITDA[2]	$1.35 billion



$ in millions
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
$4
$92
$497
$375
$122
$983
$1,457
$350
$400
$350
$350
FY2013
FY2014
FY2015
FY2016
FY2017
Thereafter
Scheduled Maturities
Credit Facilities
2019 Notes
2020 Notes
2022 Notes
2023 Notes
A/R Securitization
Other

(1) Outstanding Debt is Total Debt of $3,026.4 million adjusted for unamortized bond discounts of $7.0 million
(2) See Use of Non-GAAP Financial Measures and Reconciliations in the Appendix

Executing Our Strategy, Delivering Exceptional Value

- Leadership positions in excellent paperboard packaging businesses
- Improving earnings and strong cash flow
  - FY2013 free cash flow target of approximately $11.00 to $11.25 per share [1]
  - FY2014 forecasted free cash flow of approximately $13.25 to $14.00 per share [1] assuming 2% to 2.5% inflation on cost inputs from the end of FY2013
- High-return investment opportunities to further improve our competitive position
- Expect to be at or close to our 2.0x leverage ratio target by 9/30/2013
- Continue to seek strategic, favorably priced acquisitions that make us a better company
- Return capital to shareholders through dividends and share repurchases

(1) Cash Generated for Net Debt Repayment, Dividends, Acquisitions/Investments and Pension Contributions in Excess of Expense Based on approximately 73 million shares in FY2013 and 74 million shares in FY2014

Appendix

Use of Non-GAAP Financial Measures and Reconciliations

Below, we define the non-GAAP financial measures, provide a reconciliation of each non-GAAP financial measure to the most directly comparable financial measure calculated in accordance with GAAP, and discuss the reasons that we believe this information is useful to management and may be useful to investors. These measures may differ from similarly captioned measures of other companies in our industry.

Non-GAAP Measures

Our definitions of Credit Agreement EBITDA and Segment EBITDA may differ from other similarly titled measures at other companies. Credit Agreement EBITDA (as defined) and Adjusted EBITDA (as defined) are not defined in accordance with GAAP and should not be viewed as alternatives to GAAP measures of operating results or liquidity. RockTenn management believes that net income is the most directly comparable GAAP measure to Credit Agreement EBITDA (as defined) and Segment Income is the most directly comparable GAAP measure to Segment EBITDA.

Non-GAAP Measures: Segment EBITDA and Segment EBITDA Margins

Our management uses the non-GAAP measures "Segment EBITDA" and "Segment EBITDA Margins", along with other factors, to evaluate our segment performance against our peers. Management believes that investors also use these measures to evaluate our performance relative to our peers. Segment EBITDA and Segment EBITDA Margins are reconciled to the most directly comparable GAAP measures, "Segment income" and "Segment sales".

Non-GAAP Measures: Net Debt

We have defined the non-GAAP measure "Net Debt" to include the aggregate debt obligations reflected in our balance sheet, less the hedge adjustments resulting from terminated and existing fair value interest rate derivatives or swaps, the balance of our cash and cash equivalents, restricted cash (which includes the balance sheet line items restricted cash and restricted cash and marketable debt securities) and certain other investments that we consider to be readily available to satisfy such debt obligations.

Our management uses Net Debt, along with other factors, to evaluate our financial condition. We believe that Net Debt is an appropriate supplemental measure of financial condition and may be useful to investors because it provides a more complete understanding of our financial condition before the impact of our decisions regarding the appropriate use of cash and liquid investments.

Non-GAAP Measures: Cash Generated for Net Debt Repayment, Dividends, Acquisitions/Investments and Pension in Excess of Expense

We also have defined the non-GAAP financial measure Cash Generated for Net Debt Repayment, Dividends, Acquisitions/Investments and Pension in Excess of Expense to be the sum of the non-GAAP measure Net Debt Repayment and the following cash flow statement line items: Cash dividends paid to shareholders, Cash paid for the purchase of business, net of cash acquired plus Investment in unconsolidated entity and Pension and other postretirement funding (more) less than expense.

Our management uses Cash Generated for Net Debt Repayment, Dividends, Acquisitions/Investments and Pension in Excess of Expense (*also referred to as "free cash flow"*), along with other factors, to evaluate our performance. We believe that this measure is an appropriate supplemental measure of financial performance and may be useful to investors because it provides a measure of cash generated for the benefit of shareholders. It is not intended to be a substitute for GAAP financial measures and should not be used as such.

Non-GAAP Measures: Credit Agreement EBITDA and Total Funded Debt (as defined)

"Credit Agreement EBITDA" is calculated in accordance with the definition of "EBITDA" contained in the Company's Credit Agreement. Credit Agreement EBITDA is generally defined as Consolidated Net Income plus: consolidated interest expense; consolidated tax expenses; depreciation and amortization expenses; charges and expenses for financing fees and expenses and write-offs of deferred financing fees and expenses, remaining portions of OID on prepayment of indebtedness, premiums due in respect of prepayment of indebtedness, and commitment fees in respect of financing commitments; various charges and expenses related to, or incurred in connection with, the Smurfit-Stone acquisition; costs and expenses relating to the integration of Smurfit-Stone and the achievement of synergies relating to the Smurfit-Stone acquisition; certain run-rate synergies expected to be achieved due to the Smurfit-Stone acquisition; all non-cash charges; all cash charges and expenses for plant and other facility closures and other cash restructuring charges; labor disruption charges; officer payments associated with any permitted acquisitions; "black liquor" expenses; cash charges and expenses incurred in respect of the Chapter 11 bankruptcy proceeding and plan of reorganization of Smurfit-Stone; and all non-recurring cash expenses taken in respect of any multi-employer and defined benefit pension plan obligations that are related to plant and other facilities closures. For additional information on the calculation see our Credit Agreement, dated as of September 27, 2012, filed as Exhibit 10.1 to our Form 8-K, dated September 27, 2012.

"Total Funded Debt" is calculated in accordance with the definition of "Total Funded Debt" contained in the Company's Credit Agreement. Total Funded Debt is generally defined as aggregate debt obligations reflected in our balance sheet, less the hedge adjustments resulting from terminated and existing fair value interest rate derivatives or swaps, plus additional outstanding letters of credit not already reflected in debt, plus debt guarantees.

Segment EBITDA Margins

3Q FY2012

($ in millions, except percentages)

	Corrugated Packaging	Consumer Packaging	Recycling	Corporate / Other	Consolidated
Segment Sales	$ 1,545.2	$ 628.9	$ 338.9	$ (209.8)	$ 2,303.2
Segment Income [(1)]	73.6	83.7	2.2		159.5
Depreciation & Amortization	100.4	24.0	3.5	3.5	131.4
EBITDA	174.0	107.7	5.7		
Segment EBITDA Margins	11.3%	17.1%	1.7%		

(1) Corrugated Packaging Segment Income excludes $0.2 million of inventory step-up expense

Segment EBITDA Margins

4Q FY2012

($ in millions, except percentages)

	Corrugated Packaging	Consumer Packaging	Recycling	Corporate / Other	Consolidated
Segment Sales	$ 1,597.3	$ 660.6	$ 264.4	$ (168.5)	$ 2,353.8
Segment Income [1]	112.8	98.8	(2.8)		208.8
Depreciation & Amortization	106.4	24.1	3.5	3.6	137.6
EBITDA	219.2	122.9	0.7		
Segment EBITDA Margins	13.7%	18.6%	0.3%		

(1) Corrugated Packaging Segment Income excludes $0.2 million of inventory step-up expense

Segment EBITDA Margins

1Q FY2013

($ in millions, except percentages)

	Corrugated Packaging	Consumer Packaging	Recycling	Corporate / Other	Consolidated
Segment Sales	$ 1,589.9	$ 611.3	$ 251.8	$ (165.9)	$ 2,287.1
Segment Income	137.8	66.5	4.3		208.6
Depreciation & Amortization	107.3	24.4	3.2	3.2	138.1
EBITDA	245.1	90.9	7.5		
Segment EBITDA Margins	15.4%	14.9%	3.0%		

Segment EBITDA Margins

2Q FY2013

($ in millions, except percentages)

	Corrugated Packaging	Consumer Packaging	Recycling	Corporate / Other	Consolidated
Segment Sales	$ 1,608.4	$ 626.5	$ 271.0	$ (181.0)	$ 2,324.9
Segment Income	107.7	63.1	3.5		174.3
Depreciation & Amortization	107.9	24.8	3.3	3.2	139.2
EBITDA	215.6	87.9	6.8		
Segment EBITDA Margins	13.4%	14.0%	2.5%		

Segment EBITDA Margins

3Q FY2013

($ in millions, except percentages)

	Corrugated Packaging	Consumer Packaging	Recycling	Corporate / Other	Consolidated
Segment Sales	$ 1,719.5	$ 644.8	$ 274.6	$ (190.6)	$ 2,448.3
Segment Income	196.4	76.0	2.0		274.4
Depreciation & Amortization	101.0	25.0	3.2	3.2	132.4
EBITDA	297.4	101.0	5.2		
Segment EBITDA Margins	17.3%	15.7%	1.9%		

Net Debt Reconciliation

($ in millions)

	Sep-02	Sep-03	Sep-04	Sep-05	Sep-06	Sep-07	Sep-08	Sep-09	Sep-10	Sep-11	Sep-12
Current Portion of Debt	$ 62.9	$ 12.9	$ 85.8	$ 7.1	$ 40.8	$ 46.0	$ 245.1	$ 56.3	$ 231.6	$ 143.3	$ 261.3
Long-Term Debt Due After One Year	410.1	513.0	398.3	908.0	765.3	676.3	1,453.8	1,293.1	897.3	3,302.5	3,151.2
	473.0	525.9	484.1	915.1	806.1	722.3	1,698.9	1,349.4	1,128.9	3,445.8	3,412.5
Less: Hedge Adjustments Resulting From Fair Value Interest Rate Derivatives or Swaps	(19.8)	(23.9)	(18.5)	(12.3)	(10.4)	(8.5)	(6.6)	(3.8)	(1.9)	(0.4)	(0.1)
	453.2	502.0	465.6	902.8	795.7	713.8	1,692.3	1,345.6	1,127.0	3,445.4	3,412.4
Less: Cash and Cash Equivalents	(6.6)	(14.2)	(28.7)	(26.8)	(6.9)	(10.9)	(52.8)	(11.8)	(15.9)	(41.7)	(37.2)
Less: Restricted Cash	-	-	-	-	-	-	(19.2)	-	-	-	-
Less: Investment in Marketable Securities	-	-	(28.2)	-	-	-	-	-	-	-	-
Net Debt	**$ 446.6**	**$ 487.8**	**$ 408.7**	**$ 876.0**	**$ 788.8**	**$ 702.9**	**$ 1,620.3**	**$ 1,333.8**	**$ 1,111.1**	**$ 3,403.7**	**$ 3,375.2**

Free Cash Flow Reconciliation

Fiscal year ended	Sep-02	Sep-03	Sep-04	Sep-05	Sep-06	Sep-07	Sep-08	Sep-09	Sep-10	Sep-11	Sep-12	Sep-13 F
Net Debt	$ 446.6	$ 487.8	$ 408.7	$ 876.0	$ 788.8	$ 702.9	$ 1,620.3	$ 1,333.8	$ 1,111.1	$ 3,403.7	$ 3,375.2	
Less: Debt assumed in acquisition		-	-	-	-	-	(243.1)	-	-	(1,180.5)	-	
Adjusted net debt		487.8	408.7	876.0	788.8	702.9	1,377.2	1,333.8	1,111.1	2,223.2	3,375.2	
Net debt repayment		(41.2)	79.1	(467.3)	87.2	85.9	(674.3)	286.5	222.7	(1,112.1)	28.5	
Cash dividends paid to shareholders		11.1	12.0	12.9	13.2	15.4	15.2	15.3	23.4	37.6	56.5	
Pension and postretirement funding more (less) than expense		11.6	3.0	(8.7)	4.1	7.5	7.1	23.1	(10.5)	22.7	305.4	
Cash paid for the purchase of business, net of cash acquired		82.2	15.2	552.4	8.0	41.7	818.2	(3.0)	24.2	1,302.1	127.3	
Free Cash Flow		$ 63.7	$ 109.3	$ 89.3	$ 112.5	$ 150.5	$ 166.2	$ 321.9	$ 259.8	$ 250.3	$ 517.7	$ 812 (1)
Shares Outstanding - at 9/30	34.3	35.0	35.6	36.3	37.7	38.0	38.2	38.7	38.9	70.5	70.9	
Stock Price - at 9/30	$ 15.42	$ 14.58	$ 15.74	$ 15.10	$ 19.80	$ 28.90	$ 39.98	$ 47.11	$ 49.81	$ 48.68	$ 72.18	
Market Value of Equity at Beg. of Year		$ 529.6	$ 509.7	$ 561.0	$ 547.8	$ 746.2	$ 1,097.9	$ 1,528.4	$ 1,823.5	$ 1,937.8	$ 3,430.4	$ 5,116.4
Free Cash Flow Yield		12.0%	21.4%	15.9%	20.5%	20.2%	15.1%	21.1%	14.2%	12.9%	15.1%	15.9%

(1) Based on the mid-point of guidance provided on RockTenn's 3Q FY2013 earnings conference call of $11.00 to $11.25 in cash flow per share in FY2013 times approximately 73 million shares in FY2013

Credit Agreement EBITDA and Leverage Ratio

($ in millions, except ratio)		12 Months Ended 6/30/2013
Consolidated Net Income	$	637.6
Interest Expense, net		99.2
Income Taxes		(62.9)
Depreciation and Amortization		547.3
Additional Permitted Charges (1)		125.8
Credit Agreement EBITDA	$	1,347.0
Current Portion of Debt	$	54.1
Long-Term Debt due after one year		2,972.3
Total Debt	$	3,026.4
Plus: Letters of Credit, Guarantees and Other Adjustments		59.7
Total Funded Debt	$	3,086.1
Leverage Ratio		2.29x

(1) As specified in our Credit Agreement dated September 27, 2012. Excludes the impact of the 2Q FY2013 reversal of previously established tax reserves of $254 million relating to alternative fuel mixture tax credits (AFMC) acquired in the Smurfit-Stone acquisition

Credit Agreement EBITDA Breakout of Additional Permitted Charges

($ in millions)		12 Months Ended 6/30/2013
Restructuring, Acquisition and Integration Items	$	75.9
Financing Fees and Expenses		6.6
Non-cash share based compensation expense		43.8
Other		(0.5)
Total of Additional Permitted Charges (1)	$	125.8

(1) As specified in our Credit Agreement dated September 27, 2012. Excludes the impact of the 2Q FY2013 reversal of previously established tax reserves of $254 million relating to alternative fuel mixture tax credits (AFMC) acquired in the Smurfit-Stone acquisition